UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2009


                       USAA SMALL CAP STOCK FUND



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

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    ANNUAL REPORT
    USAA SMALL CAP STOCK FUND
    FUND SHARES o INSTITUTIONAL SHARES
    JULY 31, 2009

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FUND OBJECTIVE

LONG-TERM GROWTH OF CAPITAL.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered Public Accounting Firm                   16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         30

    Financial Statements                                                      31

    Notes to Financial Statements                                             34

EXPENSE EXAMPLE                                                               53

ADVISORY AGREEMENTS                                                           55

TRUSTEES' AND OFFICERS' INFORMATION                                           63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"IN THIS INVESTMENT CLIMATE, IT IS CRITICAL TO
HAVE AN INVESTMENT PLAN - ONE THAT SUITS         [PHOTO OF CHRISTOPHER W. CLAUS]
YOUR GOALS, RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2009

Over the past 12 months, investors have experienced both extremes -- the ups and the downs -- of the investment markets.

During 2008, corporate bonds suffered one of their worst sell-offs in history. "Credit spreads," the risk premium between the yield of a fixed-income security and a comparable U.S. Treasury, widened dramatically. Investors saw distressed sales, poor liquidity conditions, and the demise of several large financial institutions. However, beginning in March 2009, corporate bonds enjoyed a remarkable rally as credit spreads contracted toward more normal, historical levels. Nevertheless, we believe attractive opportunities remain.

During the reporting period, money market yields declined as the Federal Reserve (the Fed), in an effort to stimulate the economy, cut short-term interest rates nearly to zero. The Fed's governors are likely to keep rates at these levels until they are certain of a sustained economic recovery. Accordingly, I don't expect money market yields to begin rising until sometime during the second half of 2010.

Meanwhile, the equity market seemed to be on a wild ride, one even more hair-raising than the one experienced by the bond market. Over the course of the reporting period, investors experienced two bear markets and two bull markets. (In a bear market, stock prices decline more than 20% from their peak. In a bull market, they increase more than 20% from their low.) The latest bull market began on March 9, 2009, after equities appeared to reach their lowest levels of this economic cycle. Stocks rallied strongly on optimism about the impact of the federal stimulus program. The rally continued into the end of the period on signs of economic improvement

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2  | USAA SMALL CAP STOCK FUND
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and better-than-expected corporate earnings. Currently, we think the equity markets are trading at appropriate levels.

While corporate earnings have generally exceeded expectations, much of it was achieved by cost cutting and inventory reduction. Top line revenue growth is necessary to sustain an economic recovery, and this depends on the consumer. But the unemployment rate -- which I don't expect to return to normal levels in the near future -- appears to be weighing down consumer confidence. Although housing prices appear to be stabilizing and manufacturing is beginning to recover, the economy is likely to experience an extended period of slow economic growth before regaining its full health.

As for inflation, I don't see it as a near-term threat. With so much excess capacity, most businesses lack pricing power. Long term, however, inflation is a concern. The U.S. government has launched a tremendous number of initiatives, totaling more than $12 trillion. That number has raised concerns about the impact of these initiatives on the U.S. dollar and their potential to trigger inflation. Under the circumstances, some exposure to commodities, such as gold and other precious metals, could be advantageous as a potential hedge against a falling dollar and inflationary pressures.

In this investment climate, it is critical to have an investment plan -- one that suits your goals, risk tolerance, and time horizon. At USAA, we are proud to offer what we consider an outstanding value -- some of the industry's top investment talent, exceptional service, and no-load mutual funds.

We appreciate the opportunity to serve your investment needs. Thank you for your faith and trust in us.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Batterymarch Financial Management, Inc.       Wellington Management Company, LLP

    ANTHONY C. SANTOSUS, CFA*                          TIMOTHY J. McCORMACK, CFA
    YU-NIEN (CHARLES) KO, CFA                          SHAUN F. PEDERSEN
    STEPHEN LANZENDORF, CFA

*Effective March 6, 2009, Anthony C. Santosus no longer is a co-manager of the Fund.

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o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM?

  For the year ended July 31, 2009, the Fund Shares had a total return of -21.28%. This compares to returns of -20.72% for the Russell 2000 Index, -19.27% for the S&P SmallCap 600 Index, and -18.60% for the Lipper Small-Cap Core Funds Index.

  The Fund has two subadvisers, Batterymarch Financial Management, Inc. (Batterymarch), which manages the growth portion of the Fund against the Russell 2000 Growth Index, and Wellington Management Company, LLP (Wellington Management), which manages the value portion of the Fund against the Russell 2000 Value Index.

o HOW DID THE BATTERYMARCH PORTION OF THE FUND PERFORM?

  The growth portion of the Fund managed by Batterymarch underperformed the Russell 2000 Growth Index, with stock selection being the primary detractor. The reversals in the market

  Refer to page 10 for benchmark definitions.

  Past performance is no guarantee of future results.

  The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. O The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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4  | USAA SMALL CAP STOCK FUND
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  and shifts in investor sentiment made it difficult for our disciplined investment process to gain traction. For instance, in the third quarter of 2008, the government intervened in the market with restrictions on short selling, propping up many of the most heavily-shorted stocks. Many institutional investors who were short or underweight these stocks were forced to cover, creating tremendous buying pressure in stocks that were not attractive fundamentally. In many cases, investors were selling their fundamentally sound positions as they de-levered and raised cash to cover short positions.

  Overall market volatility continued in late 2008 and into 2009. While we certainly welcomed the huge stock market rally which followed the March 2009 lows, this subsequent period was challenging for us on a relative basis because it was led by low-quality stocks, in particular those that had sunk in price over the previous few quarters. A rally led by stocks with high debt levels, low valuations, and lower return on equity and return on assets was not ideal for a process such as ours which focuses on strong fundamentals.

  In terms of specific industries, stock selection within industrials, consumer staples, and technology detracted most from index-relative performance. This was somewhat offset by positive stock selection in software and services, and health care. Sector allocation had a positive impact on performance, led by an underweight to industrials and an overweight in retailers.

o HOW IS THE BATTERYMARCH PORTION POSITIONED GOING INTO THE NEW REPORTING YEAR?

  Unlike past recoveries, we do not believe the U.S. consumer will lead us out of this recession. Consequently, we have positioned our portion of the Fund to minimize reliance on the U.S. consumer. We continue to be well diversified, with holdings of attractive stocks in all sectors. We utilize our disciplined investment process to analyze individual stocks, with the belief that fundamentally strong companies will

  You will find a complete list of securities that the Fund owns on pages 17-29.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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  outperform over the long term. We began to see some evidence, as the rally broadened in July 2009, that investors were refocusing on fundamentals. As of the end of the reporting year, we had modest sector overweights in banks, energy services, and retailers; we were underweight in technology, materials, and consumer cyclicals.

o HOW DID THE WELLINGTON MANAGEMENT PORTION OF THE FUND PERFORM?

  The value portion of the Fund managed by Wellington Management outperformed the Russell 2000 Value Index, largely driven by security selection, which was a positive performance factor in eight of 10 economic sectors. Results were good in financials, consumer staples and industrial sectors; however, stock selection in the information technology and consumer discretionary sectors detracted from relative performance. Allocation among sectors, which is a residual of our bottom-up stock selection process, also had a positive impact on relative performance, with the biggest contributors being an underweight in the financials sector, primarily banks, and an overweight to the consumer discretionary sector.

  Top individual contributors to performance during the reporting period included Midwest-based convenience store operator Casey's General Stores, Inc., which benefited from high gasoline margins and effectively passed along rising food costs to customers. We reduced our position as the stock approached our price target. Snack-food maker Lance, Inc. was another strong performer as the company reported a strong quarterly profit driven by higher sales prices and volume and also raised its 2009 outlook. Diversified manufacturer Carlisle Companies, Inc. was also a major contributor as the company reported solid second quarter profits driven by cost reductions and favorable raw materials costs. Significant contributors to absolute performance also included Cato Corp. "A" (consumer discretionary), Credit Acceptance Corp. (financials), and Kirby Corp. (industrials).

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6  | USAA SMALL CAP STOCK FUND

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  Stocks that detracted most from index-relative performance during the period were Penn Virginia Corp., Belden, Inc., and Modine Manufacturing Co. At the end of the reporting period, we continued to hold Penn Virginia Corp., an independent oil and gas exploration firm, because we believe the shares are undervalued given the firm's strong asset base. We also maintained our position in Belden, Inc., a cable and wire manufacturer, based on the company's market leading position, strong balance sheet, and an aggressive cost-cutting program. We eliminated our position in Modine Manufacturing Co. based on reduced guidance for its 2009 fiscal year.

o HOW IS THE WELLINGTON MANAGEMENT PORTION POSITIONED GOING INTO THE NEW REPORTING YEAR?

  Based on our two- to three-year time horizon, we continue to seek to find attractively valued investment opportunities in a volatile environment. In information technology, we added a new position in ATM manufacturer Diebold, Inc. and increased our holdings in Zebra Technologies Corp., a manufacturer of specialty printers. We eliminated or reduced positions in select sports and auto-related retailers. We ended the period most overweight in the consumer discretionary, industrials, and health care sectors and most underweight in the financials, information technology, and energy sectors.

  The performance of the USAA Small Cap Stock Fund will reflect the volatility of investments in small-cap stocks and IPOs.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (Symbol: USCAX)

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                                          7/31/09                     7/31/08
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Net Assets                            $464.8 Million              $521.6 Million
Net Asset Value Per Share                 $9.49                       $12.07

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/09
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    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/02/99
    -21.28%                  1.00%                            2.19%

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                                 EXPENSE RATIO*
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                                      1.32%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA INVESTMENT MANAGEMENT COMPANY (IMCO) HAS VOLUNTARILY AGREED TO LIMIT THE FUND SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 1.40%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE FUND SHARES FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. IF THE FUND SHARES' TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 1.40%, THE FUND SHARES WILL OPERATE AT THE LOWER EXPENSE RATIO. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA SMALL CAP STOCK FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                S&P SMALLCAP    LIPPER SMALL-CAP    RUSSELL 2000      USAA SMALL CAP
                 600 INDEX      CORE FUNDS INDEX       INDEX         STOCK FUND SHARES
 7/31/99         $10,000.00        $10,000.00        $10,000.00         $10,000.00
 8/31/99           9,560.00          9,633.31          9,629.91           9,900.00
 9/30/99           9,600.47          9,625.84          9,632.01           9,890.00
10/31/99           9,576.34          9,709.63          9,671.03          10,080.00
11/30/99           9,976.71         10,335.55         10,248.48          11,560.00
12/31/99          10,796.83         11,450.45         11,408.60          13,220.00
 1/31/00          10,462.26         11,230.39         11,225.40          13,460.00
 2/29/00          11,863.32         12,813.84         13,079.11          16,650.00
 3/31/00          11,424.68         12,631.62         12,216.80          14,010.00
 4/30/00          11,228.84         11,929.22         11,481.65          12,430.00
 5/31/00          10,895.99         11,422.09         10,812.48          11,870.00
 6/30/00          11,540.32         12,429.60         11,755.01          13,760.00
 7/31/00          11,257.02         12,043.21         11,376.82          13,170.00
 8/31/00          12,254.87         13,116.13         12,244.88          14,580.00
 9/30/00          11,921.21         12,779.06         11,885.00          14,030.00
10/31/00          11,995.81         12,394.65         11,354.45          12,750.00
11/30/00          10,746.87         11,160.35         10,188.90          10,540.00
12/31/00          12,070.73         12,244.33         11,063.95          11,380.00
 1/31/01          12,588.15         12,680.17         11,639.98          11,640.00
 2/28/01          11,819.96         11,874.71         10,876.23          10,400.00
 3/31/01          11,277.92         11,313.31         10,344.21           9,300.00
 4/30/01          12,137.56         12,214.65         11,153.43          10,240.00
 5/31/01          12,369.75         12,659.79         11,427.58          10,380.00
 6/30/01          12,823.10         13,051.24         11,822.17          10,500.00
 7/31/01          12,608.72         12,748.89         11,182.24          10,340.00
 8/31/01          12,321.25         12,392.12         10,821.07           9,970.00
 9/30/01          10,655.61         10,768.42          9,364.42           8,810.00
10/31/01          11,223.83         11,408.15          9,912.43           9,190.00
11/30/01          12,044.86         12,255.94         10,679.82           9,740.00
12/31/01          12,859.94         13,116.77         11,339.01          10,340.00
 1/31/02          12,972.09         12,961.37         11,221.07          10,410.00
 2/28/02          12,749.02         12,615.30         10,913.54          10,230.00
 3/31/02          13,756.06         13,584.61         11,790.68          11,000.00
 4/30/02          14,144.79         13,651.36         11,898.14          11,250.00
 5/31/02          13,559.32         13,142.54         11,370.08          10,800.00
 6/30/02          12,857.96         12,406.40         10,805.92          10,240.00
 7/31/02          11,042.02         10,720.11          9,173.90           9,610.00
 8/31/02          11,146.75         10,776.93          9,150.53           9,610.00
 9/30/02          10,464.60         10,014.07          8,493.40           9,000.00
10/31/02          10,799.59         10,369.96          8,765.71           9,010.00
11/30/02          11,362.14         11,135.22          9,548.00           9,330.00
12/31/02          10,978.64         10,594.24          9,016.37           9,210.00
 1/31/03          10,601.28         10,284.44          8,766.83           8,940.00
 2/28/03          10,262.06          9,963.31          8,501.93           8,710.00
 3/31/03          10,342.68         10,047.44          8,611.41           8,940.00
 4/30/03          11,182.06         10,884.07          9,427.92           9,490.00
 5/31/03          12,083.73         11,840.23         10,439.66           9,890.00
 6/30/03          12,397.71         12,112.81         10,628.58          10,140.00
 7/31/03          13,042.34         12,733.98         11,293.61          10,380.00
 8/31/03          13,677.05         13,285.85         11,811.41          10,740.00
 9/30/03          13,275.33         12,997.31         11,593.39          10,580.00
10/31/03          14,426.05         14,018.66         12,566.97          11,300.00
11/30/03          14,971.93         14,523.67         13,012.94          11,650.00
12/31/03          15,237.13         14,927.55         13,276.95          11,730.00
 1/31/04          15,675.25         15,400.48         13,853.78          12,010.00
 2/29/04          15,976.89         15,668.47         13,977.97          12,150.00
 3/31/04          16,185.11         15,838.36         14,108.24          12,310.00
 4/30/04          15,648.51         15,294.02         13,388.94          11,870.00
 5/31/04          15,887.96         15,427.13         13,602.04          11,950.00
 6/30/04          16,768.21         16,085.71         14,174.87          12,460.00
 7/31/04          15,849.40         15,238.13         13,220.43          11,820.00
 8/31/04          15,709.52         15,104.82         13,152.48          11,720.00
 9/30/04          16,537.90         15,855.95         13,769.94          12,320.00
10/31/04          16,846.35         16,115.60         14,040.99          12,560.00
11/30/04          18,285.96         17,388.27         15,258.88          13,510.00
12/31/04          18,688.26         17,669.31         15,710.54          13,931.22
 1/31/05          18,265.16         17,157.02         15,055.04          13,571.90
 2/28/05          18,788.75         17,557.88         15,310.04          13,951.75
 3/31/05          18,302.33         17,115.78         14,871.77          13,664.30
 4/30/05          17,280.08         16,191.56         14,020.08          12,996.99
 5/31/05          18,424.55         17,059.29         14,937.71          13,787.49
 6/30/05          19,023.60         17,640.70         15,513.87          14,475.32
 7/31/05          20,168.85         18,689.08         16,496.76          15,193.96
 8/31/05          19,871.49         18,516.38         16,190.90          14,875.71
 9/30/05          20,046.42         18,693.03         16,241.69          15,050.23
10/31/05          19,418.93         18,119.17         15,737.39          14,444.53
11/30/05          20,310.69         18,947.15         16,501.38          15,039.96
12/31/05          20,123.69         19,004.64         16,425.96          15,040.05
 1/31/06          21,808.37         20,452.70         17,898.91          15,847.94
 2/28/06          21,645.01         20,317.49         17,849.64          15,814.74
 3/31/06          22,707.05         21,212.42         18,715.65          16,434.49
 4/30/06          22,704.99         21,371.82         18,712.60          16,567.30
 5/31/06          21,668.13         20,340.18         17,661.69          15,726.21
 6/30/06          21,672.21         20,201.97         17,775.25          15,847.94
 7/31/06          20,927.60         19,515.89         17,196.87          15,482.73
 8/31/06          21,287.98         19,901.98         17,706.02          15,737.27
 9/30/06          21,481.49         19,994.94         17,853.43          15,980.75
10/31/06          22,545.13         20,962.29         18,881.39          16,755.44
11/30/06          23,169.63         21,573.48         19,378.06          17,364.12
12/31/06          23,166.17         21,608.36         19,442.96          17,344.32
 1/31/07          23,643.10         21,994.45         19,768.32          17,755.60
 2/28/07          23,514.78         22,043.89         19,611.46          17,790.86
 3/31/07          23,909.04         22,286.80         19,821.41          18,166.88
 4/30/07          24,441.99         22,922.82         20,177.45          18,672.17
 5/31/07          25,567.16         23,912.24         21,004.85          19,482.98
 6/30/07          25,148.46         23,670.31         20,696.56          19,177.46
 7/31/07          23,879.36         22,429.88         19,281.03          17,967.12
 8/31/07          24,326.94         22,516.84         19,718.05          18,225.64
 9/30/07          24,689.51         22,997.43         20,056.51          18,401.90
10/31/07          25,148.82         23,553.55         20,631.94          18,777.93
11/30/07          23,282.33         21,975.55         19,150.45          17,403.08
12/31/07          23,097.48         22,023.85         19,138.50          17,206.97
 1/31/08          21,967.89         20,566.70         17,833.36          16,082.50
 2/29/08          21,291.36         20,172.90         17,172.33          15,467.96
 3/31/08          21,373.79         19,999.94         17,244.27          15,245.69
 4/30/08          22,231.61         20,966.92         17,966.29          16,030.20
 5/31/08          23,213.62         22,002.93         18,791.61          16,775.48
 6/30/08          21,459.87         20,474.33         17,344.88          15,637.94
 7/31/08          21,902.86         20,528.83         17,986.75          15,781.77
 8/31/08          22,817.74         21,001.96         18,636.86          16,134.80
 9/30/08          21,276.40         19,040.08         17,151.87          14,735.75
10/31/08          16,989.80         14,980.61         13,583.78          11,819.98
11/30/08          15,004.82         13,418.87         11,977.00          10,342.48
12/31/08          15,920.25         14,186.14         12,672.15          10,996.36
 1/31/09          13,898.31         12,906.66         11,262.74           9,805.09
 2/28/09          12,234.08         11,525.89          9,894.05           8,797.09
 3/31/09          13,239.04         12,562.04         10,777.26           9,634.91
 4/30/09          15,550.14         14,545.96         12,443.24          10,904.73
 5/31/09          15,800.74         15,224.59         12,817.21          11,192.73
 6/30/09          16,027.47         15,354.08         13,006.67          11,323.64
 7/31/09          17,682.37         16,709.79         14,259.35          12,423.28

                                   [END CHART]

         *Data from 7/31/99 to 7/31/09.

         See next page for benchmark definitions.

*The performance of the S&P SmallCap 600 Index, the Lipper Small-Cap Core Funds Index, and the Russell 2000 Index is calculated from the end of the month, July 31, 1999, while the Fund Shares' inception date is August 2, 1999. There may be a slight variation of the performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600(R) Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                                                      7/31/09
--------------------------------------------------------------------------------
Net Assets                                                         $45.0 Million
Net Asset Value Per Share                                              $9.50

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/09
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/01/08**
                                     -21.18%

--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      0.96%           AFTER REIMBURSEMENT      0.91%

*The USAA Small Cap Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

***THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE ESTIMATED TOTAL ANNUAL OPERATING EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS ESTIMATED TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM IMCO. BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2008. FOR THE FIRST TWO FISCAL YEARS, IMCO HAS VOLUNTARILY AGREED TO LIMIT THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSES TO 0.91%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AND TO REIMBURSE THE INSTITUTIONAL SHARES FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. IF THE INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.91%, THE INSTITUTIONAL SHARES WILL OPERATE AT THE LOWER EXPENSE RATIO. THE ESTIMATED EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                         USAA SMALL CAP
                LIPPER SMALL-CAP      S&P SMALLCAP    RUSSELL 2000         STOCK FUND
                CORE FUNDS INDEX       600 INDEX         INDEX        INSTITUTIONAL SHARES
 7/31/2008         $10,000.00         $10,000.00       $10,000.00          $10,000.00
 8/31/2008          10,230.47          10,417.70        10,361.44           10,198.35
 9/30/2008           9,274.80           9,713.98         9,535.84            9,314.05
10/31/2008           7,297.35           7,756.89         7,552.10            7,471.07
11/30/2008           6,536.60           6,850.62         6,658.79            6,537.19
12/31/2008           6,910.35           7,268.57         7,045.27            6,952.86
 1/31/2009           6,287.09           6,345.43         6,261.69            6,197.84
 2/28/2009           5,614.49           5,585.61         5,500.74            5,558.97
 3/31/2009           6,119.22           6,044.43         5,991.78            6,098.27
 4/30/2009           7,085.63           7,099.59         6,918.00            6,903.08
 5/31/2009           7,416.20           7,214.01         7,125.92            7,093.91
 6/30/2009           7,479.27           7,317.52         7,231.25            7,168.58
 7/31/2009           8,139.67           8,073.09         7,927.69            7,882.13

                                   [END CHART]

         *Data from 7/31/08 to 7/31/09.

         See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the S&P SmallCap 600 Index, the Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 7/31/09
                          (% of Net Assets of the Fund)

Carlisle Companies, Inc. ..............................................     1.8%
Cato Corp. "A" ........................................................     1.4%
Stage Stores, Inc. ....................................................     1.3%
Delphi Financial Group, Inc. "A" ......................................     1.2%
Maximus, Inc. .........................................................     1.2%
United Stationers, Inc. ...............................................     1.2%
Belden, Inc. ..........................................................     1.1%
Herbalife Ltd. ........................................................     1.1%
Zep, Inc. .............................................................     1.0%
Helen of Troy Ltd. ....................................................     1.0%

You will find a complete list of securities that the Fund owns on pages 17-29.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION -- 7/31/2009 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Information Technology                                                     17.6%
Industrials                                                                16.3%
Health Care                                                                15.8%
Consumer Discretionary                                                     15.5%
Financials                                                                 13.9%
Consumer Staples                                                            5.1%
Energy                                                                      4.0%
Materials                                                                   3.7%
Utilities                                                                   3.0%
Telecommunication Services                                                  0.7%
Money Market Instruments*                                                   4.6%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2009, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $6,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Small Cap Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2009

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2009

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               COMMON STOCKS (95.6%)

               CONSUMER DISCRETIONARY (15.5%)
               ------------------------------
               ADVERTISING (0.8%)
   245,900     Arbitron, Inc.                                                         $  4,003
                                                                                      --------
               APPAREL & ACCESSORIES& LUXURY GOODS (1.5%)
    75,620     Carter's, Inc.*                                                           2,143
    29,900     G-III Apparel Group, Ltd.*                                                  361
   130,700     UniFirst Corp.                                                            5,087
                                                                                      --------
                                                                                         7,591
                                                                                      --------
               APPAREL RETAIL (4.0%)
    92,750     Aeropostale, Inc.*                                                        3,376
   354,764     Cato Corp. "A"                                                            7,053
    50,269     Citi Trends, Inc.*                                                        1,468
    82,640     Dress Barn, Inc.*(a)                                                      1,288
    18,100     Jos. A. Bank Clothiers, Inc.*                                               662
   524,960     Stage Stores, Inc.                                                        6,552
                                                                                      --------
                                                                                        20,399
                                                                                      --------
               AUTO PARTS & EQUIPMENT (0.0%)
     7,700     Dorman Products, Inc.*                                                      126
                                                                                      --------
               CABLE & SATELLITE (0.2%)
    42,500     Knology, Inc.*                                                              365
   118,500     Mediacom Communications Corp. "A"*                                          568
     7,400     RCN Corp.*                                                                   54
                                                                                      --------
                                                                                           987
                                                                                      --------
               CASINOS & GAMING (1.0%)
    39,800     Bally Technologies, Inc.*                                                 1,441
   103,050     WMS Industries, Inc.*                                                     3,726
                                                                                      --------
                                                                                         5,167
                                                                                      --------
               EDUCATION SERVICES (0.5%)
   126,680     Corinthian Colleges, Inc.*                                                1,956
    36,900     Grand Canyon Education, Inc.*                                               646
                                                                                      --------
                                                                                         2,602
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               HOME FURNISHINGS (0.4%)
   135,600     Tempur-Pedic International, Inc.                                       $  2,011
                                                                                      --------
               HOMEFURNISHING RETAIL (0.4%)
    15,600     Aaron's, Inc.                                                               428
    97,579     Kirklands, Inc.*(a)                                                       1,348
                                                                                      --------
                                                                                         1,776
                                                                                      --------
               HOTELS, RESORTS, & CRUISE LINES (0.7%)
   120,000     Choice Hotels International, Inc.                                         3,342
                                                                                      --------
               HOUSEHOLD APPLIANCES (1.0%)
   242,400     Helen of Troy Ltd.*                                                       5,272
                                                                                      --------
               INTERNET RETAIL (1.0%)
    37,300     Netflix, Inc.*                                                            1,639
    88,531     NutriSystem, Inc.                                                         1,260
    83,915     PetMed Express, Inc.*                                                     1,557
    90,930     Ticketmaster Entertainment, Inc.*(a)                                        737
                                                                                      --------
                                                                                         5,193
                                                                                      --------
               LEISURE PRODUCTS (0.2%)
    24,100     Polaris Industries, Inc.                                                    913
                                                                                      --------
               MOVIES & ENTERTAINMENT (0.1%)
    18,200     Marvel Entertainment, Inc.*                                                 720
                                                                                      --------
               PUBLISHING (0.4%)
   189,659     Valassis Communications, Inc.*                                            2,160
                                                                                      --------
               RESTAURANTS (2.1%)
    82,392     California Pizza Kitchen, Inc.*                                           1,360
    36,700     Carrols Restaurant Group, Inc.*                                             248
   142,760     CEC Entertainment, Inc.*                                                  4,164
   185,340     Dominos Pizza, Inc.*                                                      1,524
    21,800     Jack in the Box, Inc.*                                                      460
   270,300     Sonic Corp.*                                                              2,981
                                                                                      --------
                                                                                        10,737
                                                                                      --------
               SPECIALIZED CONSUMER SERVICES (0.8%)
    93,421     Matthews International Corp. "A"                                          2,920
    38,800     Steiner Leisure Ltd.*                                                     1,231
                                                                                      --------
                                                                                         4,151
                                                                                      --------
               SPECIALTY STORES (0.4%)
   115,314     Hibbett Sports, Inc.*                                                     2,123
                                                                                      --------
               Total Consumer Discretionary                                             79,273
                                                                                      --------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               CONSUMER STAPLES (5.1%)
               -----------------------
               FOOD DISTRIBUTORS (0.4%)
    45,600     Spartan Stores, Inc.                                                   $    588
    54,858     United Natural Foods, Inc.*                                               1,483
                                                                                      --------
                                                                                         2,071
                                                                                      --------
               FOOD RETAIL (0.8%)
    92,300     Casey's General Stores, Inc.                                              2,532
    67,710     Pantry, Inc.*                                                             1,188
    16,640     Weis Markets, Inc.                                                          550
                                                                                      --------
                                                                                         4,270
                                                                                      --------
               PACKAGED FOODS & MEAT (1.9%)
    13,070     American Dairy, Inc.*                                                       349
    48,768     Diamond Foods, Inc.                                                       1,375
    26,320     J & J Snack Foods Corp.                                                   1,141
    30,509     Lancaster Colony Corp.                                                    1,389
   177,200     Lance, Inc.                                                               4,490
    27,844     Sanderson Farms, Inc.                                                     1,133
                                                                                      --------
                                                                                         9,877
                                                                                      --------
               PERSONAL PRODUCTS (1.6%)
   162,300     Herbalife Ltd.                                                            5,585
   134,103     Nu Skin Enterprises, Inc. "A"                                             2,415
                                                                                      --------
                                                                                         8,000
                                                                                      --------
               SOFT DRINKS (0.1%)
    10,080     Coca Cola Bottling Co. Consolidated                                         570
                                                                                      --------
               TOBACCO (0.3%)
   297,000     Alliance One International, Inc.*                                         1,229
                                                                                      --------
               Total Consumer Staples                                                   26,017
                                                                                      --------
               ENERGY (4.0%)
               -------------
               COAL & CONSUMABLE FUELS (0.2%)
   234,020     International Coal Group, Inc.*(a)                                          725
                                                                                      --------
               OIL & GAS EQUIPMENT & SERVICES (1.8%)
   156,549     Cal Dive International, Inc.*                                             1,398
    36,400     Dresser-Rand Group, Inc.*                                                 1,059
    12,580     ENGlobal Corp.*                                                              61
     5,200     Geokinetics, Inc.*                                                           76
    76,546     Matrix Service Co.*                                                         775
    44,500     Oil States International, Inc.*                                           1,207
   101,608     RPC, Inc.                                                                   835

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
    31,289     Seacor Holdings, Inc.*                                                 $  2,487
    76,700     Willbros Group, Inc.*                                                     1,058
                                                                                      --------
                                                                                         8,956
                                                                                      --------
               OIL & GAS EXPLORATION & PRODUCTION (1.7%)
    18,200     Gulfport Energy Corp.*                                                      127
   175,400     Penn Virginia Corp.                                                       3,370
    80,489     St. Mary Land & Exploration Co.                                           1,921
    74,500     Whiting Petroleum Corp.*                                                  3,424
                                                                                      --------
                                                                                         8,842
                                                                                      --------
               OIL & GAS REFINING & MARKETING (0.3%)
   138,965     CVR Energy, Inc.*                                                         1,187
    67,651     Western Refining, Inc.*                                                     440
                                                                                      --------
                                                                                         1,627
                                                                                      --------
               Total Energy                                                             20,150
                                                                                      --------
               FINANCIALS (13.9%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
   371,900     Ares Capital Corp.                                                        3,358
    24,156     Calamos Asset Management, Inc. "A"                                          332
    83,680     Penson Worldwide, Inc.*(a)                                                  977
                                                                                      --------
                                                                                         4,667
                                                                                      --------
               CONSUMER FINANCE (1.0%)
    82,979     Credit Acceptance Corp.*(a)                                               2,198
    62,307     Dollar Financial Corp.*                                                     978
    77,860     EZCORP, Inc. "A"*                                                           985
    42,199     First Cash Financial Services, Inc.*                                        794
                                                                                      --------
                                                                                         4,955
                                                                                      --------
               INVESTMENT BANKING & BROKERAGE (0.3%)
    69,732     optionsXpress Holdings, Inc.                                              1,260
                                                                                      --------
               LIFE & HEALTH INSURANCE (1.2%)
   254,600     Delphi Financial Group, Inc. "A"                                          6,067
     4,220     FBL Financial Group, Inc. "A"                                                42
                                                                                      --------
                                                                                         6,109
                                                                                      --------
               PROPERTY & CASUALTY INSURANCE (1.0%)
     7,500     Alleghany Corp.*                                                          2,029
    21,418     Argo Group International Holdings Ltd.*                                     720
   178,634     Assured Guaranty Ltd.                                                     2,495
                                                                                      --------
                                                                                         5,244
                                                                                      --------

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               REAL ESTATE OPERATING COMPANIES (0.1%)
    36,400     PennyMac Mortgage Investment Trust*                                    $    684
                                                                                      --------
               REGIONAL BANKS (3.3%)
    99,985     Cardinal Financial Corp.                                                    779
    15,810     First Financial Corp.                                                       514
   245,500     First Midwest Bancorp, Inc.                                               2,052
   204,180     International Bancshares Corp.(a)                                         2,691
   118,700     MB Financial, Inc.                                                        1,632
    11,260     Park National Corp.(a)                                                      718
    28,240     Signature Bank*                                                             833
    31,320     Southside Bancshares, Inc.                                                  709
   258,300     Webster Financial Corp.                                                   2,921
    78,950     Westamerica Bancorp(a)                                                    4,126
                                                                                      --------
                                                                                        16,975
                                                                                      --------
               REINSURANCE (1.9%)
    98,800     IPC Holdings Ltd.                                                         2,859
   134,100     Platinum Underwriters Holdings Ltd.                                       4,526
    59,300     Reinsurance Group of America, Inc. "A"                                    2,461
                                                                                      --------
                                                                                         9,846
                                                                                      --------
               REITs - DIVERSIFIED (0.6%)
    57,500     PS Business Parks, Inc.                                                   2,973
                                                                                      --------
               REITs - OFFICE (0.4%)
    68,800     Mack-Cali Realty Corp.                                                    1,920
                                                                                      --------
               REITs - RESIDENTIAL (0.5%)
    94,700     American Campus Communities, Inc.                                         2,172
    59,140     Associated Estates Realty Corp.                                             351
                                                                                      --------
                                                                                         2,523
                                                                                      --------
               REITs - RETAIL (1.2%)
   156,686     Acadia Realty Trust                                                       2,147
   176,400     Realty Income Corp.(a)                                                    4,159
                                                                                      --------
                                                                                         6,306
                                                                                      --------
               REITs - SPECIALIZED (0.5%)
   260,000     DiamondRock Hospitality Co.                                               1,757
    56,180     OMEGA Healthcare Investors, Inc.                                            939
                                                                                      --------
                                                                                         2,696
                                                                                      --------
               SPECIALIZED FINANCE (0.6%)
    89,146     Financial Federal Corp.                                                   1,808
    39,870     Interactive Brokers Group, Inc. "A"*                                        749
    27,100     Life Partners Holdings, Inc.(a)                                             585
                                                                                      --------
                                                                                         3,142
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE (0.4%)
   104,500     NewAlliance Bancshares, Inc.                                           $  1,280
    16,400     Oritani Financial Corp.                                                     224
    19,451     United Financial Bancorp, Inc.                                              259
                                                                                      --------
                                                                                         1,763
                                                                                      --------
               Total Financials                                                         71,063
                                                                                      --------
               HEALTH CARE (15.8%)
               -------------------
               BIOTECHNOLOGY (3.3%)
   214,420     Alkermes, Inc.*                                                           2,213
    96,000     Cubist Pharmaceuticals, Inc.*                                             1,908
    73,391     Emergent BioSolutions, Inc.*                                              1,054
   267,374     Human Genome Sciences, Inc.*(a)                                           3,823
   115,200     Isis Pharmaceuticals, Inc.*                                               2,106
    96,078     Martek Biosciences Corp.                                                  2,235
   129,837     Maxygen, Inc.*                                                            1,037
    12,173     Myriad Pharmaceuticals, Inc.*                                                59
    29,134     NPS Pharmaceuticals, Inc.*                                                  113
    38,510     Osiris Therapeutics, Inc.*(a)                                               469
   234,510     PDL BioPharma, Inc.                                                       1,930
                                                                                      --------
                                                                                        16,947
                                                                                      --------
               HEALTH CARE DISTRIBUTORS (0.3%)
    66,800     PSS World Medical, Inc.*                                                  1,350
                                                                                      --------
               HEALTH CARE EQUIPMENT (1.8%)
   111,800     Cyberonics, Inc.*                                                         1,857
   104,426     Invacare Corp.                                                            2,130
    46,270     Kensey Nash Corp.*                                                        1,321
    28,600     Orthofix International N.V.*                                                797
    28,770     Sirona Dental Systems, Inc.*                                                748
    85,650     Steris Corp.                                                              2,405
                                                                                      --------
                                                                                         9,258
                                                                                      --------
               HEALTH CARE FACILITIES (0.6%)
   145,200     AmSurg Corp.*                                                             2,994
    26,970     NovaMed, Inc.*                                                              130
                                                                                      --------
                                                                                         3,124
                                                                                      --------
               HEALTH CARE SERVICES (2.6%)
    41,580     Amedisys, Inc.*(a)                                                        1,859
   128,780     AMN Healthcare Services, Inc.*                                              938
    80,774     CorVel Corp.*                                                             1,972
    52,570     Emergency Medical Services Corp. "A"*                                     2,058

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
    86,370     Gentiva Health Services, Inc.*                                         $  1,838
    65,100     LHC Group, Inc.*                                                          1,911
   114,360     Odyssey Healthcare, Inc.*                                                 1,332
    62,893     RehabCare Group, Inc.*                                                    1,513
                                                                                      --------
                                                                                        13,421
                                                                                      --------
               HEALTH CARE SUPPLIES (1.4%)
    40,570     Haemonetics Corp.*                                                        2,394
   101,800     ICU Medical, Inc.*                                                        3,963
    43,175     Merit Medical Systems, Inc.*                                                790
                                                                                      --------
                                                                                         7,147
                                                                                      --------
               LIFE SCIENCES TOOLS & SERVICES (2.0%)
    25,800     Bio-Rad Laboratories, Inc. "A"*                                           1,998
   233,710     Bruker Corp.*                                                             2,351
   131,500     Charles River Laboratories International, Inc.*                           4,349
    85,900     Luminex Corp.*                                                            1,518
                                                                                      --------
                                                                                        10,216
                                                                                      --------
               MANAGED HEALTH CARE (1.7%)
   247,410     Centene Corp.*                                                            4,777
    44,030     HealthSpring, Inc.*                                                         556
   330,300     Universal American Financial Corp.*                                       3,006
                                                                                      --------
                                                                                         8,339
                                                                                      --------
               PHARMACEUTICALS (2.1%)
   152,505     Medicines Co.*                                                            1,237
   100,690     Noven Pharmaceuticals, Inc.*                                              1,659
   133,965     Par Pharmaceutical Companies, Inc.*                                       2,172
   294,132     Questcor Pharmaceuticals, Inc.*                                           1,724
   135,437     Valeant Pharmaceuticals International*                                    3,494
    67,350     ViroPharma, Inc.*                                                           496
                                                                                      --------
                                                                                        10,782
                                                                                      --------
               Total Health Care                                                        80,584
                                                                                      --------
               INDUSTRIALS (16.3%)
               -------------------
               AEROSPACE & DEFENSE (0.7%)
    13,350     DynCorp International, Inc. "A"*                                            271
    44,551     GenCorp, Inc.*                                                              116
    41,315     Stanley, Inc.*                                                            1,270
    45,810     TransDigm Group, Inc.*                                                    1,754
     5,060     Triumph Group, Inc.                                                         202
                                                                                      --------
                                                                                         3,613
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               AIRLINES (0.5%)
    87,830     AirTran Holdings, Inc.*                                                $    636
    16,050     Allegiant Travel Co.*(a)                                                    695
   176,933     Hawaiian Holdings, Inc.*                                                  1,131
                                                                                      --------
                                                                                         2,462
                                                                                      --------
               BUILDING PRODUCTS (0.3%)
    56,000     Simpson Manufacturing Co., Inc.                                           1,590
                                                                                      --------
               COMMERCIAL PRINTING (0.4%)
   263,816     Bowne & Co., Inc.                                                         2,118
                                                                                      --------
               CONSTRUCTION & ENGINEERING (1.2%)
    11,400     EMCOR Group, Inc.*                                                          275
    98,440     MasTec, Inc.*                                                             1,019
    42,314     Michael Baker Corp.*                                                      1,805
    82,743     Orion Marine Group, Inc.*                                                 1,850
    87,000     Sterling Construction Co., Inc.*                                          1,386
                                                                                      --------
                                                                                         6,335
                                                                                      --------
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
   211,100     Force Protection, Inc.*                                                   1,091
                                                                                      --------
               DIVERSIFIED SUPPORT SERVICES (0.4%)
   108,100     Comfort Systems USA, Inc.                                                 1,273
    24,400     Copart, Inc.*                                                               862
                                                                                      --------
                                                                                         2,135
                                                                                      --------
               ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
    85,400     Acuity Brands, Inc.                                                       2,520
   322,490     Belden, Inc.                                                              5,656
   217,881     GT Solar International, Inc.*(a)                                          1,351
    13,200     Powell Industries, Inc.*                                                    471
                                                                                      --------
                                                                                         9,998
                                                                                      --------
               ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    26,384     Tetra Tech, Inc.*                                                           795
                                                                                      --------
               HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
    47,750     Administaff, Inc.                                                         1,197
                                                                                      --------
               INDUSTRIAL CONGLOMERATES (1.8%)
   289,500     Carlisle Companies, Inc.                                                  9,070
                                                                                      --------
               INDUSTRIAL MACHINERY (3.2%)
   256,103     Albany International Corp. "A"                                            3,519
    88,500     Chart Industries, Inc.*                                                   1,705
    39,250     CIRCOR International, Inc.                                                  905
    92,070     EnPro Industries, Inc.*                                                   1,641

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
    41,200     ESCO Technologies, Inc.*                                               $  1,693
    33,640     Gardner Denver, Inc.*                                                       982
    42,180     L.B. Foster Co. "A"*                                                      1,265
   185,700     Mueller Industries, Inc.                                                  4,412
                                                                                      --------
                                                                                        16,122
                                                                                      --------
               MARINE (0.6%)
    85,151     Kirby Corp.*                                                              3,151
                                                                                      --------
               OFFICE SERVICES & SUPPLIES (1.9%)
   491,700     ACCO Brands Corp.*                                                        2,149
    75,700     Sykes Enterprises, Inc.*                                                  1,506
   134,000     United Stationers, Inc.*                                                  6,220
                                                                                      --------
                                                                                         9,875
                                                                                      --------
               RAILROADS (0.8%)
   139,500     Genesee & Wyoming, Inc. "A"*                                              3,807
                                                                                      --------
               TRADING COMPANIES & DISTRIBUTORS (1.4%)
   105,056     Beacon Roofing Supply, Inc.*                                              1,762
    21,285     DXP Enterprises, Inc.*                                                      216
   164,200     GATX Corp.                                                                4,141
    58,300     Interline Brands, Inc.*                                                     987
                                                                                      --------
                                                                                         7,106
                                                                                      --------
               TRUCKING (0.5%)
    82,600     Knight Transportation, Inc.                                               1,498
   113,400     Vitran Corp., Inc. "A"*                                                   1,225
                                                                                      --------
                                                                                         2,723
                                                                                      --------
               Total Industrials                                                        83,188
                                                                                      --------
               INFORMATION TECHNOLOGY (17.6%)
               ------------------------------
               APPLICATION SOFTWARE (2.5%)
     7,624     ACI Worldwide, Inc.*                                                        115
     5,700     Actuate Corp.*                                                               30
     1,205     Bottomline Technologies, Inc.*                                               12
    19,150     I2 Technologies, Inc.*                                                      258
    79,641     Interactive Intelligence, Inc.*                                           1,287
   131,815     JDA Software Group, Inc.*                                                 2,717
    89,900     Net 1 U.E.P.S Technologies, Inc.*                                         1,516
    69,725     Pegasystems, Inc.                                                         1,973
   122,990     Quest Software, Inc.*                                                     1,813
    23,600     SPSS, Inc.*                                                               1,168
   215,430     TIBCO Software, Inc.*                                                     1,880
                                                                                      --------
                                                                                        12,769
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT (2.5%)
   342,224     3Com Corp.*                                                            $  1,290
    96,560     ADTRAN, Inc.                                                              2,333
   143,000     ARRIS Group, Inc.*                                                        1,742
    64,004     Avocent Corp.*                                                              993
    93,400     Bigband Networks, Inc.*                                                     513
   109,500     Harris Stratex Networks, Inc. "A"*                                          760
    47,570     InterDigital, Inc.*                                                       1,408
    67,650     Oplink Communications, Inc.*                                                860
    23,898     PCTEL, Inc.*                                                                160
   143,260     Tekelec*                                                                  2,635
                                                                                      --------
                                                                                        12,694
                                                                                      --------
               COMPUTER HARDWARE (1.0%)
    98,196     Cray, Inc.*                                                                 797
   158,000     Diebold, Inc.                                                             4,380
                                                                                      --------
                                                                                         5,177
                                                                                      --------
               COMPUTER STORAGE & PERIPHERALS (1.4%)
   236,000     Electronics for Imaging, Inc.*                                            2,690
   133,330     Novatel Wireless, Inc.*                                                   1,264
    62,200     Synaptics, Inc.*(a)                                                       1,491
   292,000     Xyratex Ltd.*                                                             1,732
                                                                                      --------
                                                                                         7,177
                                                                                      --------
               DATA PROCESSING & OUTSOURCED SERVICES (1.8%)
    73,520     CSG Systems International, Inc.*                                          1,226
    83,840     Euronet Worldwide, Inc.*                                                  1,764
   139,490     Global Cash Access Holdings, Inc.*                                        1,255
    98,780     Heartland Payment Systems, Inc.                                           1,053
    81,850     TeleTech Holdings, Inc.*                                                  1,369
    42,438     TNS, Inc.*                                                                  973
    50,600     Wright Express Corp.*                                                     1,431
                                                                                      --------
                                                                                         9,071
                                                                                      --------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
    37,630     MTS Systems Corp.                                                           884
                                                                                      --------
               ELECTRONIC MANUFACTURING SERVICES (0.5%)
    50,900     Multi-Fineline Electronix, Inc.*                                          1,160
   251,198     Nam Tai Electronics, Inc.                                                 1,150
                                                                                      --------
                                                                                         2,310
                                                                                      --------
               INTERNET SOFTWARE & SERVICES (1.3%)
    39,940     Digital River, Inc.*                                                      1,412
   172,800     EarthLink, Inc.*                                                          1,460

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
    72,990     J2 Global Communications, Inc.*                                        $  1,751
    55,116     VistaPrint Ltd.*(a)                                                       2,274
                                                                                      --------
                                                                                         6,897
                                                                                      --------
               IT CONSULTING & OTHER SERVICES (1.7%)
    77,075     Acxiom Corp.                                                                744
   145,300     Maximus, Inc.                                                             6,192
   277,200     Sapient Corp.*                                                            1,852
                                                                                      --------
                                                                                         8,788
                                                                                      --------
               OFFICE ELECTRONICS (0.6%)
   122,900     Zebra Technologies Corp. "A"*                                             3,004
                                                                                      --------
               SEMICONDUCTOR EQUIPMENT (0.3%)
    28,900     Tessera Technologies, Inc.*                                                 812
    49,440     Ultratech, Inc.*                                                            589
                                                                                      --------
                                                                                         1,401
                                                                                      --------
               SEMICONDUCTORS (1.8%)
    52,067     Actel Corp.*                                                                580
   214,791     Applied Micro Circuits Corp.*                                             1,858
    13,923     Hittite Microwave Corp.*                                                    489
    43,758     IXYS Corp.                                                                  338
    83,600     Lattice Semiconductor Corp.*                                                185
   117,218     Micrel, Inc.                                                                917
   170,798     MIPS Technologies, Inc.*                                                    608
    46,980     Semtech Corp.*                                                              864
   124,130     Skyworks Solutions, Inc.*                                                 1,499
    22,100     Standard Microsystems Corp.*                                                513
   193,200     TriQuint Semiconductor, Inc.*                                             1,387
                                                                                      --------
                                                                                         9,238
                                                                                      --------
               SYSTEMS SOFTWARE (1.8%)
    55,000     Progress Software Corp.*                                                  1,245
    98,820     Sybase, Inc.*                                                             3,538
   155,754     TeleCommunication Systems, Inc. "A"*                                      1,289
   221,300     Websense, Inc.*                                                           3,275
                                                                                      --------
                                                                                         9,347
                                                                                      --------
               TECHNOLOGY DISTRIBUTORS (0.2%)
    31,380     SYNNEX Corp.*                                                               892
                                                                                      --------
               Total Information Technology                                             89,649
                                                                                      --------
               MATERIALS (3.7%)
               ----------------
               DIVERSIFIED CHEMICALS (0.3%)
    71,584     LSB Industries, Inc.*                                                     1,271
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               FOREST PRODUCTS (0.7%)
    79,700     Deltic Timber Corp.                                                    $  3,584
                                                                                      --------
               METAL & GLASS CONTAINERS (0.7%)
   107,400     AptarGroup, Inc.                                                          3,751
                                                                                      --------
               PAPER PACKAGING (0.5%)
    56,500     Rock-Tenn Co. "A"                                                         2,540
                                                                                      --------
               SPECIALTY CHEMICALS (1.3%)
    56,430     Innophos Holdings, Inc.                                                   1,060
    55,860     Omnova Solutions, Inc.*                                                     313
   340,400     Zep, Inc.                                                                 5,474
                                                                                      --------
                                                                                         6,847
                                                                                      --------
               STEEL (0.2%)
    65,800     Worthington Industries, Inc.                                                870
                                                                                      --------
               Total Materials                                                          18,863
                                                                                      --------
               TELECOMMUNICATION SERVICES (0.7%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.4%)
    41,520     PAETEC Holding Corp.*                                                       122
   183,180     Premiere Global Services, Inc.*                                           1,757
                                                                                      --------
                                                                                         1,879
                                                                                      --------
               WIRELESS TELECOMMUNICATION SERVICES (0.3%)
    16,100     NTELOS Holdings Corp.                                                       249
    68,820     USA Mobility, Inc.                                                          929
   102,136     Virgin Mobile USA, Inc. "A"*(a)                                             502
                                                                                      --------
                                                                                         1,680
                                                                                      --------
               Total Telecommunication Services                                          3,559
                                                                                      --------
               UTILITIES (3.0%)
               ----------------
               ELECTRIC UTILITIES (1.5%)
   140,700     UniSource Energy Corp.                                                    3,883
    23,280     Unitil Corp.                                                                481
   161,200     Weststar Energy, Inc.                                                     3,171
                                                                                      --------
                                                                                         7,535
                                                                                      --------
               GAS UTILITIES (1.5%)
   110,500     Atmos Energy Corp.                                                        3,001
    55,650     New Jersey Resources Corp.                                                2,148

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
    73,800     WGL Holdings, Inc.                                                     $  2,444
                                                                                      --------
                                                                                         7,593
                                                                                      --------
               Total Utilities                                                          15,128
                                                                                      --------
               Total Common Stocks (cost: $470,341)                                    487,474
                                                                                      --------

               MONEY MARKET INSTRUMENTS (4.6%)

               MONEY MARKET FUNDS (4.6%)
23,123,032     State Street Institutional Liquid Reserve Fund, 0.31%(b)
                 (cost: $23,123)                                                        23,123
                                                                                      --------

               SHORT-TERM INVESTMENTS PURCHASED WITH CASH
               COLLATERAL FROM SECURITIES LOANED (5.0%)

               MONEY MARKET FUNDS (0.8%)
 4,346,426     BlackRock Provident Liquidity TempFund, 0.31%(b)                          4,347
                                                                                      --------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
----------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS (4.2%)
   $14,300     Credit Suisse First Boston LLC, 0.21%, acquired on 7/31/2009 and due 8/03/2009 at $14,300 (collateralized by $14,605 of
                 Freddie Mac(d), 0.26%(c), due 1/04/2010; market value $14,587)         14,300
     7,000     Deutsche Bank Securities, Inc., 0.19%, acquired on 7/31/2009 and due 8/03/2009 at $7,000 (collateralized by $6,470 of
                 Freddie Mac(d), 5.13%, due 10/18/2016; market value $7,141)             7,000
                                                                                      --------
               Total Repurchase Agreements                                              21,300
                                                                                      --------
               Total Short-Term Investments Purchased With Cash
                 Collateral From Securities Loaned (cost: $25,647)                      25,647
                                                                                      --------

               TOTAL INVESTMENTS (COST: $519,111)                                     $536,244
                                                                                      ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2009

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  REIT  Real estate investment trust

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of July 31, 2009.

  (b) Rate represents the money market fund annualized seven-day yield at July 31, 2009.

  (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2009

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $24,022) (cost of $519,111)                         $ 536,244
   Cash                                                                                46
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 8)                                             100
         Nonaffiliated transactions                                                   419
      USAA Investment Management Company (Note 7D)                                    140
      Dividends and interest                                                          211
      Securities sold                                                               1,620
      Other                                                                            30
                                                                                ---------
         Total assets                                                             538,810
                                                                                ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             25,693
      Securities purchased                                                          2,821
      Capital shares redeemed                                                         130
   Accrued management fees                                                            285
   Accrued transfer agent's fees                                                       47
   Other accrued expenses and payables                                                 99
                                                                                ---------
         Total liabilities                                                         29,075
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 509,735
                                                                                =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $ 647,538
   Accumulated overdistribution of net investment income                              (32)
   Accumulated net realized loss on investments                                  (154,904)
   Net unrealized appreciation of investments                                      17,133
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 509,735
                                                                                =========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $464,755/48,956 shares outstanding)            $    9.49
                                                                                =========
      Institutional Shares (net assets of $44,980/4,736 shares outstanding)     $    9.50
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                              $   5,418
   Interest                                                                           217
   Securities lending (net)                                                           266
                                                                                ---------
         Total income                                                               5,901
                                                                                ---------
EXPENSES
   Management fees                                                                  3,046
   Administration and servicing fees:
      Fund Shares                                                                     595
      Institutional Shares                                                             10
   Transfer agent's fees:
      Fund Shares                                                                   1,809
      Institutional Shares                                                             10
   Custody and accounting fees:
      Fund Shares                                                                     123
      Institutional Shares                                                              5
   Postage:
      Fund Shares                                                                      84
   Shareholder reporting fees:
      Fund Shares                                                                      42
   Trustees' fees                                                                      10
   Registration fees:
      Fund Shares                                                                      42
      Institutional Shares                                                              2
   Professional fees                                                                   75
   Other                                                                               16
                                                                                ---------
         Total expenses                                                             5,869
   Expenses paid indirectly:
      Fund Shares                                                                      (1)
   Expenses reimbursed:
      Fund Shares                                                                    (140)
                                                                                ---------
         Net expenses                                                               5,728
                                                                                ---------
NET INVESTMENT INCOME                                                                 173
                                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                                (107,569)
      Foreign currency transactions                                                    (1)
   Change in net unrealized appreciation/depreciation of investments               10,975
                                                                                ---------
         Net realized and unrealized loss                                         (96,595)
                                                                                ---------
   Decrease in net assets resulting from operations                             $ (96,422)
                                                                                =========

See accompanying notes to financial statements.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                        2009            2008
--------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income                                          $     173        $    157
    Net realized loss on investments                                (107,569)        (46,860)
    Net realized loss on foreign currency transactions                    (1)              -
    Change in net unrealized appreciation/depreciation
       of investments                                                 10,975         (19,220)
                                                                   -------------------------
       Decrease in net assets resulting from operations              (96,422)        (65,923)
                                                                   -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Fund Shares                                                      (273)           (501)
       Institutional Shares*                                             (30)              -
                                                                   -------------------------
          Total distributions of net investment income                  (303)           (501)
                                                                   -------------------------
    Return of Capital:
       Fund Shares                                                      (149)              -
       Institutional Shares*                                             (28)              -
                                                                   -------------------------
          Total distributions of return of capital                      (177)              -
                                                                   -------------------------
    Net realized gains:
       Fund Shares                                                         -         (51,633)
                                                                   -------------------------
       Distributions to shareholders                                    (480)        (52,134)
                                                                   -------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
    Fund Shares                                                       44,615         125,441
    Institutional Shares*                                             40,424               -
                                                                   -------------------------
       Total net increase in net assets from capital
          share transactions                                          85,039         125,441
                                                                   -------------------------
    Capital Contributions from USAA Transfer Agency
       Company (Note 7E):
       Institutional Shares*                                              10               -
                                                                   -------------------------
    Net increase (decrease) in net assets                            (11,853)          7,384
NET ASSETS
    Beginning of year                                                521,588         514,204
                                                                   -------------------------
    End of year                                                    $ 509,735        $521,588
                                                                   =========================
Accumulated undistributed (overdistribution of)
    net investment income:
    End of year                                                    $     (32)       $    157
                                                                   =========================

See accompanying notes to financial statements.

*Institutional Shares were initiated on August 1, 2008.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term growth of capital.

The Fund has two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and, effective August 1, 2008, Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

36 | USAA SMALL CAP STOCK FUND

================================================================================

       broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

    SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    The following is a summary of the inputs used to value the Fund's assets as of July 31, 2009:

                                                     OTHER SIGNIFICANT        SIGNIFICANT
                                   QUOTED PRICES     OBSERVABLE INPUTS       UNOBSERVABLE
INVESTMENTS*                           (LEVEL 1)             (LEVEL 2)   INPUTS (LEVEL 3)
-----------------------------------------------------------------------------------------
Equity Securities:
  Common Stock                      $487,474,000           $         -                $-

Money Market Instruments:
  Money Market Funds                  23,123,000                     -                 -

Short-Term Investments
  Purchased with Cash
  Collateral from Securities
  Loaned:
  Money Market Funds                   4,347,000                     -                 -
  Repurchase Agreements                        -            21,300,000                 -
-----------------------------------------------------------------------------------------
Total                               $514,944,000           $21,300,000                $-
-----------------------------------------------------------------------------------------

    *Refer to the portfolio of investments for a detailed list of the Fund's investments.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

    collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2009, for the Fund Shares, brokerage commission recapture credits reduced expenses by $1,000.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

J. SUBSEQUENT EVENTS -- Effective July 31, 2009, the Fund adopted FASB Statement 165, "Subsequent Events" (Statement 165). This statement defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. The Fund has evaluated subsequent events through September 18, 2009, the date the financial statements were issued,

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    and has determined that there were no events that required recognition or disclosure in the Fund's financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2009, the Fund paid CAPCO facility fees of $2,000, which represents 1.1% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2009.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for dividend distributions, income from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

investments in partnerships, and foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $177,000, decrease accumulated overdistribution of net investment income by $118,000, and decrease accumulated net realized loss on investments by $59,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2009, and 2008, was as follows:

                                                    2009                 2008
                                                  ------------------------------
Ordinary income*                                  $303,000           $24,395,000
Long-term realized capital gains                         -            27,739,000
Return of Capital                                  177,000                     -

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                              $(150,916,000)
Unrealized appreciation of investments                               13,113,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment corporations.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2009, the Fund had current post-October capital and currency losses of $77,235,000, and 1,000, respectively, and capital loss carryovers of $73,680,000 for federal income tax purposes. The post-October losses will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2016 and 2017, as shown on the next page. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                      ---------------------------------------
                      EXPIRES                       BALANCE
                      -------                     -----------
                       2016                       $ 5,400,000
                       2017                        68,280,000
                                                  -----------
                                      Total       $73,680,000
                                                  ===========

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2009, were $372,150,000 and $289,677,000, respectively.

As of July 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $523,131,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2009, for federal income tax purposes, were $62,709,000 and $49,596,000, respectively, resulting in net unrealized appreciation of $13,113,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2009, the Fund received securities-lending income of $266,000, which is net of the 20% income retained by Wachovia. As of July 31, 2009, the Fund loaned securities having a fair market value of approximately $24,022,000 and received cash collateral of $25,693,000 for the loans. Of this amount, $25,647,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $46,000 remained in cash.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2009, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                                    YEAR ENDED                 YEAR ENDED
                                                     7/31/2009                  7/31/2008
-------------------------------------------------------------------------------------------------
                                                SHARES        AMOUNT       SHARES         AMOUNT
                                               --------------------------------------------------
FUND SHARES:
Shares sold                                     15,868       $132,281      15,499       $ 202,542
Shares issued from reinvested dividends             52            418       3,867          51,588
Shares redeemed                                (10,180)       (88,084)     (9,786)       (128,689)
                                               --------------------------------------------------
Net increase from capital
  share transactions                             5,740       $ 44,615       9,580       $ 125,441
                                               ==================================================
INSTITUTIONAL SHARES
  (INITIATED ON AUGUST 1, 2008):
Shares sold                                      5,127       $ 43,583           -       $       -
Shares issued from reinvested dividends              7             58           -               -
Shares redeemed                                   (398)        (3,217)          -               -
                                               --------------------------------------------------
Net increase from capital
  share transactions                             4,736       $ 40,424           -       $       -
                                               ==================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Small-Cap Core Funds Index over the performance period. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS
    ----------------------------------------------------------------------------
    +/- 1.00% to 4.00%                   +/- 0.04%
    +/- 4.01% to 7.00%                   +/- 0.05%
    +/- 7.01% and greater                +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

    365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $3,046,000, which was net of a performance adjustment for the Fund shares and Institutional Shares of $(76,000) and less than $(500), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and less than (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to Batterymarch and Wellington Management, of $1,061,000 and $1,428,000, respectively.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2009, the Fund Shares and Institutional Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    incurred administration and servicing fees, paid or payable to the Manager, of $595,000 and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2009, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund Shares and, for their first two fiscal years, the Institutional Shares, to 1.40% and 0.91%, respectively, of their average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of those amounts. The Manager may modify or terminate this voluntary agreement at any time. For the year ended July 31, 2009, the Fund incurred reimbursable expenses from the Manager for the Fund Shares of $140,000, which was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2009, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,809,000 and $10,000, respectively. For the year ended July 31, 2009, Institutional Shares recorded capital contributions from SAS of $10,000, for adjustments related to corrections to shareholder accounts.

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2009, the Fund recorded a receivable for capital shares sold of $100,000 for the Target Funds' purchases of Institutional Shares. As of July 31, 2009, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                      0.5%
USAA Target Retirement 2020 Fund                                        1.3
USAA Target Retirement 2030 Fund                                        2.5
USAA Target Retirement 2040 Fund                                        3.1
USAA Target Retirement 2050 Fund                                        1.4

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on February 1, 2009; however, the Fund did not invest in any derivatives during the period from February 1, 2009, through July 31, 2009. Therefore, no disclosures have been made.

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                                               YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                          2009          2008           2007            2006           2005
                                      --------------------------------------------------------------------
Net asset value at
  beginning of period                 $  12.07      $  15.29       $  13.99        $  14.80       $  11.82
                                      --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)            (.00)(b)       .00(b)         .04               -            .00(a),(b)
  Net realized and unrealized
    gain (loss)                          (2.57)        (1.72)          2.17             .26           3.34(a)
                                      --------------------------------------------------------------------
Total from investment operations         (2.57)        (1.72)          2.21             .26           3.34(a)
                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.01)         (.01)          (.02)              -           (.01)
  Realized capital gains                     -         (1.49)          (.89)          (1.07)          (.35)
  Return of capital                       (.00)(b)         -              -               -              -
                                      --------------------------------------------------------------------
Total distributions                       (.01)        (1.50)          (.91)          (1.07)          (.36)
                                      --------------------------------------------------------------------
Net asset value at end of period      $   9.49      $  12.07       $  15.29        $  13.99       $  14.80
                                      ====================================================================
Total return (%)*                       (21.28)       (12.16)         16.05(c)         1.90          28.54
Net assets at end of period (000)     $464,755      $521,588       $514,204        $375,167       $311,167
Ratios to average net assets:**
  Expenses (%)(d)                         1.40          1.31           1.32(c)         1.30           1.34
  Expenses, excluding
    reimbursements (%)(d)                 1.43          1.31           1.32(c)         1.30           1.34
  Net investment income (%)                .02           .03            .25             .11            .02
Portfolio turnover (%)                      70            84            110              66             69

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2009, average net assets were $397,059,000.
(a)  Calculated using average shares.
(b)  Represents less than $0.01 per share.
(c)  For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(d)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                          (.00%)(+)     (.00%)(+)      (.01%)          (.01%)         (.03%)
     (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                    PERIOD ENDED
                                                                      JULY 31,
                                                                      2009***
                                                                    ------------
Net asset value at beginning of period                                $ 12.10
                                                                      -------
Income (loss) from investment operations:
  Net investment income(a)                                                .03
  Net realized and unrealized loss(a)                                   (2.60)
                                                                      -------
Total from investment operations(a)                                     (2.57)
                                                                      -------

Less distributions from:
  Net investment income                                                  (.02)
  Return of capital                                                      (.01)
                                                                      -------
Total distributions                                                      (.03)
                                                                      -------
Net asset value at end of period                                      $  9.50
                                                                      =======
Total return (%)*                                                      (21.18)
Net assets at end of period (000)                                     $44,980
Ratios to average net assets:**
  Expenses (%)(b)                                                         .90
  Net investment income (%)(b)                                            .40
Portfolio turnover (%)                                                     70

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2009, average net assets were $19,882,000. *** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares. For the period ended July 31, 2009, average shares were 2,420,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2009, through July 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                       BEGINNING             ENDING            DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE      FEBRUARY 1, 2009 -
                                   FEBRUARY 1, 2009       JULY 31, 2009        JULY 31, 2009
                                   ------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00             $1,267.00               $7.87

Hypothetical
  (5% return before expenses)          1,000.00              1,017.85                7.00

INSTITUTIONAL SHARES
Actual                                 1,000.00              1,271.80                5.07

Hypothetical
  (5% return before expenses)          1,000.00              1,020.33                4.51

* Expenses are equal to the annualized expense ratio of 1.40% for Fund Shares and 0.90% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 26.70% for Fund Shares and 27.18% for Institutional Shares for the six-month period of February 1, 2009, through July 31, 2009.

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior personnel,

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Fund Shares and Institutional Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report. The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads for the Fund Shares class and institutional investment companies for the Institutional Shares class), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies (for the Fund Shares class) and all institutional investment companies (for the Institutional Shares class) in the same investment

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and expense universe for Fund Shares and was above the median of its expense group and below the median of its expense universe for Institutional Shares. The data indicated that the Fund's total expenses, after any reimbursements, were above the median of its expense group and its expense universe for Fund Shares and lower than the median of its expense group and expense universe for Institutional Shares. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the average annual total return of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the performance of the Fund Shares was above the average of its performance universe and lower than its Lipper index for the one-, three-, and five-year periods ended December 31, 2008. This comparison indicated that the performance of the Institutional Shares was above the average of its performance universe and its Lipper index for the four-month period ended December 31, 2008.

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

The Board also noted that the percentile performance ranking of the Fund Shares was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2008, and in the top 50% of its performance universe for the five-year period ended December 31, 2008. The Board noted that the percentile performance ranking of the Institutional Shares was in the top 50% of its performance universe for the four-month period ended December 31, 2008. The Board took into account management's discussion of the Fund's performance, including the actions taken to improve such performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Board took into

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

account management's discussion of the current advisory fee structure. The
Board also considered the effect of each class's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund Shares' performance during the one-, three-, and five-year periods ended December 31, 2008 and the Institutional Shares' performance during the four-month period ended December 31, 2008, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The
Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of July 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

    USAA
    9800 Fredericksburg Road                                      --------------
    San Antonio, TX 78288                                            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------
>>  SAVE PAPER AND FUND COSTS
    At USAA.COM click: MY DOCUMENTS
    Set preferences to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    40054-0909                               (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2009 and 2008 were $426,350 and $391,060, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    09/25/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/28/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.